Exhibit 10.1
COLONIAL PROPERTIES TRUST
THIRD AMENDED AND RESTATED
EMPLOYEE SHARE OPTION AND RESTRICTED SHARE PLAN
(As Amended)

 ii

COLONIAL PROPERTIES TRUST
THIRD AMENDED AND RESTATED
EMPLOYEE SHARE OPTION AND RESTRICTED SHARE PLAN
(As Amended)
          This Colonial Properties Trust Third Amended and Restated Employee Share Option and Restricted Share Plan (the “Plan”) amends and restates in its entirety the Second Amended and Restated Colonial Properties Trust Employee Share Option and Restricted Share Plan. Set forth herein are all of the terms of the three plans comprising the Plan, one for the benefit of the employees of Colonial Properties Trust (the “Company Plan”), one for the benefit of employees of Colonial Realty Limited Partnership (the “Operating Partnership”) its general partner and any Affiliate of the Operating Partnership (the “Operating Partnership Plan”) and one for the benefit of employees of Colonial Properties Services, Inc. (the “Management Company”) and any Affiliate of the Management Company (the “Management Company Plan”).
1 PURPOSE
          The Plan is intended to advance the interests of the Company, the Operating Partnership and the Management Company by providing eligible individuals (as designated pursuant to Section 6) with an opportunity to acquire or increase a proprietary interest in the Company by granting them options, bonuses, restricted shares, share units and performance shares in accordance with the terms stated herein, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company, the Operating Partnership and the Management Company, and encourage such eligible individuals to continue to serve the Company, the Operating Partnership or the Management Company. Each share option granted under the Plan is intended to be an “incentive stock option” except (1) to the extent that any such Option would exceed the limitations set forth in Section 10 below, (2) for Options granted to an employee other than an employee of the Company or any Subsidiary of the Company and (3) for Options specifically designated at the time of grant as not being “incentive stock options.”
2 DEFINITIONS
          For purposes of interpreting the Plan and related documents (including Share Option Agreements, Restricted Share Agreements, Share Unit Agreements and Performance Share Agreements), the following definitions shall apply:
          “Affiliate” means with respect to an entity, any company or other trade or business that is controlled by or under common control with such entity (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of such entity within the meaning of Rule 405 of Regulation C under the 1933 Act.
          “Agreement” means a written agreement that sets out the terms and conditions of the grant of an Incentive Award.
          “Applicable Committee” means, with respect to the Company Plan and the Operating Partnership Plan, the Company Committee, and, with respect to the Management Company Plan, the Management Company Committee.
          “Board of Directors” means the Board of Directors of Colonial Properties Services, Inc.
          “Board of Trustees” means the Board of Trustees of the Company.
          “Bonus Shares” means Shares awarded to eligible individuals pursuant to Section 15 of the Plan.

          “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
          “Company” means Colonial Properties Trust.
          “Company Committee” means the Executive Compensation Committee of the Board of Trustees, which must consist of no fewer than two members of such board and shall be appointed by such board, or such other committee as the Board of Trustees or the Plan shall designate.
          “Company Plan” means the Plan as administered pursuant to Section 0 hereof for the benefit of employees of the Company.
          “Effective Date” means September 28, 1993; it being understood that the amendments to the Second Amended and Restated Employee Share Option and Restricted Share Plan reflected in this Plan shall be deemed effective as of April 26, 2006.
          “Employer” means the Company, the Operating Partnership or its general partner, the Management Company, or any Affiliate of the Management Company, in their capacity as Employers of persons eligible to be designated recipients of Incentive Awards.
          “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
          “Exercise Price” means the Option Price multiplied by the number of Shares purchased pursuant to the exercise of an Option.
          “Expiration Date” means the tenth (10th) anniversary of the Grant Date, or, if earlier, the termination of the Option pursuant to Section 22.3 hereof.
          “Fair Market Value” means the value of each Share subject to the Plan determined as follows: if on the Grant Date or other determination date the Shares are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the Shares shall be the closing price of the Shares on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the Shares is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Shares are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board of Trustees in good faith.
          “General Partner” means Colonial Properties Holding Company, the general partner of Colonial Realty Limited Partnership.
          “Grant Date” means, as determined by the Applicable Committee, (1) the date as of which the Applicable Committee approves the grant, (2) the date as of which the Optionee or Holder and the Employer enter into the relationship resulting in the Optionee or Holder being eligible for grants, or (3) such other date as the Applicable Committee shall determine.
          “Grantee” means a person who is awarded an Incentive Award under the Plan.
          “Granting Employer” means the Company, the Operating Partnership or the Management Company, each with respect to Incentive Awards made pursuant to the Company Plan, the Operating Partnership

Plan and the Management Company Plan, respectively, unless the Applicable Committee as to any grant designates another Employer as the Granting Employer.
          “Holder” means a person who holds Restricted Shares, Share Units or Performance Shares under the Plan.
          “Immediate Family Members” means the spouse, ex-spouse, children, step-children or grandchildren of the Optionee.
          “Incentive Award” means an award of an Option, Bonus Shares, Restricted Shares, Share Units or Performance Shares under the Plan.
          “Incentive Share Option” means an “incentive stock option” within the meaning of Code Section 422.
          “Limited Partnership Agreement” means the agreement of limited partnership of Colonial Realty Limited Partnership, as now in effect or as hereafter amended.
          “Management Company” means Colonial Properties Services, Inc.
          “Management Company Committee” means the Board of Directors of the Management Company or any committee thereof appointed by such board or designated in the Plan to administer the Management Company Plan.
          “Management Company Plan” means the Plan as administered pursuant to Section 0 hereof for the benefit of the employees of the Management Company or its Affiliates.
          “Operating Partnership” means Colonial Realty Limited Partnership.
          “Operating Partnership Plan” means the Plan as administered pursuant to Section 3.2 hereof for the benefit of the employees of the Operating Partnership, its general partner and its Affiliates.
          “Option” means an option to purchase one or more Shares pursuant to the Plan.
          “Option Agreement” means the written agreement evidencing the grant of an Option hereunder.
          “Optionee” means a person who holds an Option under the Plan.
          “Option Period” means the period during which Options may be exercised as defined in Section 12.
          “Option Price” means the purchase price for each Share subject to an Option.
          “Partnership Agreement” means the Third Amended and Restated Agreement of Limited Partnership of Colonial Realty Limited Partnership, as amended and/or restated from time to time.
          “Performance Shares” means an Incentive Award under Section 17 hereof and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
          “Performance Share Agreement” means the written agreement evidencing the grant of Performance Shares hereunder.

          “Performance Share Award” means an award of Performance Shares granted pursuant to Section 17 of this Plan.
          “Plan” means this Third Amended and Restated Employee Share Option and Restricted Share Plan (which encompasses the Company Plan, the Operating Partnership Plan and the Management Company Plan), as the same may be hereafter amended from time to time.
          “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act with respect to the Company or the Operating Partnership.
          “Restricted Shares” means Shares which are subject to a risk of forfeiture pursuant to the Plan.
          “Restricted Share Agreement” means the written agreement evidencing the grant of Restricted Shares hereunder.
          “Restricted Share Award” means an award of Restricted Shares granted pursuant to Section 15 of this Plan.
          “1933 Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
          “Shares” mean the common shares of beneficial interest, par value $.01 per Share, of the Company.
          “Share Option Agreement” means the written agreement evidencing the grant of an Option hereunder.
          “Share Unit” means a bookkeeping entry representing the equivalent of one Share.
          “Share Unit Agreement” means the written agreement evidencing the grant of Share Units hereunder.
          “Share Unit Award” means an award of Share Units granted pursuant to Section 15 of this Plan.
          “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 425(f).
          “Units” means units of partnership interest of the Operating Partnership (but does not include preferred interests in the Operating Partnership).
          “Unit Option” means an option to purchase one or more Units pursuant to the Plan.
3 ADMINISTRATION
3.1 Company Plan.
          The Company Plan shall be administered by the Company Committee, which shall be appointed by the Board of Trustees. Each member of the Company Committee must qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and as an “outside director” as defined in U.S. Treasury Regulations Sections 1.162-27(e)(3). The Company Committee shall have such powers and authorities related to the administration of the Company Plan as are consistent with the Company’s declaration of trust and by-laws and with applicable law. The Company Committee shall have the full power and authority (subject to any restrictions imposed by the Board of Trustees, the Company’s declaration of trust or by-laws or applicable law) to take all actions and to make all determinations required or provided for under the Company Plan, any Incentive Award granted by the Company Committee under the Company Plan and any Agreement entered into in connection therewith and shall have the full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of the Company Plan that the Company Committee deems to be necessary or appropriate to the administration of the Company Plan, any Incentive Award granted by the Company Committee under the Company Plan and any Agreement entered into in connection therewith. The interpretation and construction by the Company Committee of any provision of the Company Plan, any Incentive Award granted by the Company Committee under the Company Plan and any Agreement entered into in connection therewith shall be final and conclusive. In addition, the Chief Executive Officer of the Company, acting as a committee of the Board of Trustees, shall have the authority to make awards of Bonus Shares pursuant to Section 16 hereof to any employee of the Company other than a Reporting Person, and to make Incentive Awards to new employees of the Company (other than awards of Reporting Persons) in connection with their assuming employment with the Company.
3.2 Operating Partnership Plan.
          The Operating Partnership Plan shall be administered by the Company Committee, which shall be appointed by the Board of Trustees. Each member of the Company Committee must qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. The Company Committee shall have the full power and authority (subject to any restrictions imposed on such Company Committee by Section 0 hereof) to take all actions and to make all determinations required or provided for under the Operating Partnership Plan, any Incentive Award granted by the Company Committee under the Operating Partnership Plan and any Agreement entered into in connection therewith and shall have the full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of the Operating Partnership Plan that the Company Committee deems to be necessary or appropriate to the administration of the Operating Partnership Plan, any Incentive Award granted by the Company Committee under the Operating Partnership Plan and any Agreement entered into in connection therewith. The interpretation and construction by the Company Committee of any provision of the Operating Partnership Plan, any Incentive Award granted by the Company Committee under the Operating Partnership Plan and any Agreement entered into in connection therewith shall be final and conclusive. In addition, the Chief Executive Officer of the Company, acting as a committee of the Board of Trustees, shall have the authority to make awards of Bonus Shares pursuant to Section 16 hereof to any employee of the Operating Partnership other than a Reporting Person, and to make Incentive Awards to new employees of the Operating Partnership or its affiliates (other than Reporting Persons) in connection with their assuming employment with the Operating Partnership or its affiliates.
3.3 Management Company Plan.
          The Management Company Plan shall be administered by the Management Company Committee. The Management Company Committee shall have such powers and authorities related to the administration of the Management Company Plan as are consistent with the Management Company’s articles of incorporation and by-laws and with applicable law. The Management Company Committee shall have the full power and authority (subject to any restrictions imposed by the Board of Directors of the Management Company, the Management Company’s articles of incorporation or by-laws or applicable law) to take all actions and to make all determinations required or provided for under the Management Company Plan, any Incentive Award granted by the Management Company Committee under the Management Company Plan and any Agreement entered into in connection therewith and shall have the full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of the Management Company Plan that the Management Company Committee deem to be necessary or appropriate to the administration of the Management Company Plan, any Incentive Award granted by the Management Company Committee under the Management Company Plan and any Agreement entered into in connection therewith. The interpretation and construction by the Management Company Committee of any provision of the Management Company Plan, any Incentive Award granted by the Management Company Committee under the Management Company Plan and any Agreement entered into in connection therewith shall be final and conclusive. In addition, the Chief Executive Officer of the Management Company, acting as a committee of the Board of Directors, shall have the authority to make awards of Bonus Shares pursuant to Section 16 hereof to any employee of the Company other than a Reporting Person, and to make Incentive Awards to new employees of the Management Company (other than Reporting Persons) in connection with their assuming employment with the Management Company.
3.4 No Liability.
          No member of the Company Committee or the Management Company Committee shall be liable to any Optionee, Holder or Grantee or to the Company, the Operating Partnership, or the Management Company or any their Subsidiaries, Affiliates, employees, shareholders, or partners for any action or determination made in good faith with respect to the Plan or any Incentive Award granted or Agreement entered into hereunder.
3.5 Applicability of Rule 16b-3.
          Those provisions of the Plan that make express reference to Rule 16b-3 shall apply only to Reporting Persons.
4 SHARES
          The Shares that are the subject of an Incentive Award may be (1) issued and outstanding Shares owned or acquired by the Granting Employer, (2) treasury Shares (to the extent permitted by applicable law) or (3) authorized but unissued Shares. The aggregate total number of Shares that may be issued pursuant to Incentive Awards under the Plan shall be 3,200,000, as increased from time to time to equal ten percent (10%) of the number of issued and outstanding Shares and Units (excluding Units held by the General Partner), provided that no more than 3,200,000 Shares may be issued pursuant to Incentive Share Options, and no more than 750,000 Restricted Shares, Stock Units or Performance Shares may be issued pursuant to Incentive Awards. If any Incentive Award expires, terminates, or is terminated or canceled and no more than 750,000 Shares may be issued pursuant to Share Unit awards for any reason prior to exercise or vesting in full, the Shares that were subject to the unexercised, forfeited, or terminated portion of such Incentive Award shall be available immediately for future grants of Incentive Awards under the Plan.
5 ELIGIBILITY
5.1 Designated Recipients.
          Incentive Awards may be granted under the Plan to (1) any full-time employee of the Company, the Operating Partnership or its general partner, any Affiliate of the Operating Partnership, the Management Company or any Affiliate of the Management Company, as the Applicable Committee shall determine and designate from time to time (including officers, trustees or directors of the Company, the Operating Partnership or its general partner, any Affiliate of the Operating Partnership or the Management Company or any Affiliate of the Management Company, except that no officer, trustee or director of the Company, the General Partner or the Management Company shall be eligible to receive grants of Bonus Shares) or (2) any other individual whose participation in the Plan is determined by the Company Committee to be in the best interests of the Company and is so designated by the Company Committee.
5.2 Successive Grants.
          An individual may hold more than one Incentive Award, subject to such restrictions as are provided herein.

6 EFFECTIVE DATE AND TERM OF THE PLAN
6.1 Effective Date.
          The Plan is effective as of the Effective Date.
6.2 Term.
          The Plan shall expire on April 23, 2008. All capitalized terms used herein shall have the meanings assigned to them in the Plan. Except as expressly amended hereby, the Plan remains in full force and effect.
7 PARACHUTE LIMITATIONS
          Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee, Grantee or Holder with any Employer that is not an agreement, contract, or understanding entered into after the Effective Date that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation by the Employers to the Optionee, Grantee or Holder (including groups or classes of participants or beneficiaries of which the Optionee, Grantee or Holder is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee, Grantee or Holder (a “Benefit Arrangement”), if the Optionee, Grantee or Holder is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (1) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee, Grantee or Holder under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee, Grantee or Holder under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (2) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee, Grantee or Holder from all Employers under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Optionee, Grantee or Holder without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee, Grantee or Holder under any Other Agreement or any Benefit Arrangement would cause the Optionee, Grantee or Holder to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee, Grantee or Holder as described in clause (2) of the preceding sentence, then the Optionee, Grantee or Holder shall have the right, in the Optionee’s, Grantee’s or Holder’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee, Grantee or Holder under this Plan be deemed to be a Parachute Payment.
8 GRANT OF OPTIONS
8.1 General.
          Subject to the terms and conditions of the Plan, the Company Committee and the Management Company Committee may from time to time grant to such eligible individuals as the Applicable Committee may determine, Options to purchase such number of Shares on such terms and conditions as the Applicable Committee may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Share Options. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

8.2 Limitation on Grants of Options to Executives.
          The maximum number of Shares subject to Options that can be awarded under the Plan to any executive officer of the Company, the Operating Partnership or its general partner or the Management Company, or to any other person eligible for a grant of an Incentive Award Section 0 hereof in any calendar year, is 500,000 Shares.
9 LIMITATION OF INCENTIVE SHARE OPTIONS
          An Option (other than an Option described in exceptions (2) or (3) of Section 2) shall constitute an Incentive Share Option to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Incentive Share Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee’s employer and its parent and Subsidiary) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.
10 SHARE OPTION AGREEMENTS
          All Options granted pursuant to the Plan shall be evidenced by Share Option Agreements, to be executed by the Granting Employer and by the Optionee, in such form or forms as the Applicable Committee shall from time to time determine. Share Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.
11 OPTION PRICE
          The Option Price shall be fixed by the Applicable Committee and stated in each Share Option Agreement. The Option Price shall not be less than the Fair Market Value of the Shares on the Grant Date of the Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Share Option by reason of the provisions of Code Sections 422(b)(6) and 424(d) (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an Incentive Share Option shall be not less than the greater of par value or 110 percent of the Fair Market Value of a Share at the time such Option is granted.
12 TERM AND EXERCISE OF OPTIONS
12.1 Term.
          Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Applicable Committee and stated in the Share Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Share Option by reason of the provisions of Code Sections 422(b)(6) and 424(d) (relating to stock ownership of more than ten percent), an Option granted to such Optionee that is intended to be an Incentive Share Option shall in no event be exercisable after the expiration of five years from the date it is granted.

12.2 Option Period and Limitations on Exercise.
          Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time over a period commencing on or after the Grant Date and ending upon the expiration or termination of the Option, as the Applicable Committee shall determine and set forth in the Share Option Agreement relating to such Option. Without limiting the foregoing, the Applicable Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Share Option Agreement may be rescinded, modified or waived by the Applicable Committee, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised.
12.3 Termination of Employment.
          Upon the termination of the employment of an Optionee with the Granting Employer, other than by reason of death or “permanent and total disability” (within the meaning of Code Section 22(e)(3)), any Option granted to an Optionee pursuant to the Plan shall terminate, and such Optionee shall have no further right to purchase Shares pursuant to such Option; provided further, that the Applicable Committee may provide, by inclusion of appropriate language in any Share Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 0 above), in the event of termination of employment of the Optionee with the Granting Employer, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 0 above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 0 above, as the Applicable Committee, in its sole and absolute discretion, shall determine and set forth in the Share Option Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan, shall be determined by the Applicable Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Granting Employer shall not be deemed to occur if the Optionee is immediately thereafter employed with any other Employer.
12.4 Rights in the Event of Death.
          If an Optionee dies while employed by the Granting Employer, the executors or administrators or legatees or distributees of such Optionee’s estate shall have the right (subject to the general limitations on exercise set forth in Section 0 above), at any time within one year after the date of such Optionee’s death and prior to termination of the Option pursuant to Section 0 above, to exercise any Option held by such Optionee at the date of such Optionee’s death, whether or not such Option was exercisable immediately prior to such Optionee’s death; provided, however, that the Applicable Committee may provide by inclusion of appropriate language in any Share Option Agreement that, in the event of the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee’s estate may exercise an Option (subject to the general limitations on exercise set forth in Section 0 above), in whole or in part, at any time subsequent to such Optionee’s death and prior to termination of the Option pursuant to Section 0 above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 0 above, as the Applicable Committee, in its sole and absolute discretion, shall determine and set forth in the Share Option Agreement.
12.5 Rights in the Event of Disability.
          If an Optionee terminates employment with the Granting Employer by reason of the “permanent and total disability” (within the meaning of Code Section 2(e)(3)) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 0 above), at any time within one year after such termination of employment and prior to termination of the Option pursuant to Section 0 above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment; provided, however, that the Applicable Committee may provide, by inclusion of appropriate language in any Share Option

Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 0 above), in the event of the termination of employment of the Optionee with the Granting Employer by reason of the “permanent and total disability” (within the meaning of Code Section 22(e)(3)) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 0 above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 0 above, as the Applicable Committee, in its sole and absolute discretion, shall determine and set forth in the Share Option Agreement. Whether a termination of employment is to be considered by reason of “permanent and total disability” for purposes of this Plan shall be determined by the Applicable Committee, which determination shall be final and conclusive.
12.6 Limitations on Exercise of Option.
          Notwithstanding the foregoing Sections, in no event may the Option be exercised, in whole or in part, after ten years following the date upon which the Option is granted, as set forth in Section 2 above, or after the occurrence of an event referred to in Section 22.3 below which results in termination of the Option. In no event may the Option be exercised for a fractional Share.
12.7 Method of Exercise.
          An Option that is exercisable hereunder may be exercised by the Optionee’s delivery to the Granting Employer of written notice of the exercise and the number of Shares for which the Option is being exercised. Such delivery shall occur on any business day, at the Granting Employer’s principal office, addressed to the attention of the Applicable Committee. Such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised. The minimum number of Shares with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (1) 100 shares or such lesser number set forth in the Share Option Agreement and (2) the maximum number of Shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option shall be made (1) in cash or in cash equivalents; (2) through the tender to the Granting Employer of Shares, which Shares, if acquired from the Company or any of its Affiliates, have been held for at least six months and which Shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (3) by a combination of the methods described in (1) and (2). The Applicable Committee may provide, by inclusion of appropriate language in a Share Option Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Share certificate or certificates for the Shares for which the Option is exercised be delivered to a licensed broker acceptable to the Granting Employer as the agent for the individual exercising the Option and, at the time such Share certificate or certificates are delivered, the broker tenders to the Granting Employer cash (or cash equivalents acceptable to the Granting Employer) equal to the Option Price for the Shares purchased pursuant to the exercise of the Option plus the amount (if any) of federal or other taxes which the Granting Employer may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Share Option Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him or her. Except as provided in Section 22 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.
12.8 Transfer of Shares to Employee.
          Promptly after the exercise of a Share Option by an employee of the Company and the payment in full of the Option Price of the Shares covered thereby, the individual exercising the Option shall be entitled to the issuance of a Share certificate or Share certificates evidencing his or her ownership of such Shares.

12.9 Transfer of Shares to Other Employees.
                    (a) Promptly after the exercise of a Share Option by an employee of an Employer that is not the Company and the payment in full of the Option Price of the Shares covered thereby:
                         (i) The Company shall sell to the Employer employing the Optionee the number of Shares as to which the Option was exercised for a price equal to the Fair Market Value of such Shares.
                         (ii) The Employer shall deliver to the individual exercising the Option a Share certificate or Share certificates evidencing his or her ownership of such Shares.
13 GRANT AND EXERCISE OF UNIT OPTIONS
13.1 Issuance of Unit Options.
          Upon the issuance of an Option, and in accordance with Section 4.2(B) of the Partnership Agreement, the General Partner shall be deemed automatically to have caused the Operating Partnership to issue to the General Partner a corresponding Unit Option on terms identical to those of such Option.
13.2 Exercise of Unit Options.
          A Unit Option shall be deemed exercised automatically, upon the exercise by an Optionee of the corresponding Option, as to the number of Units equal to the number of Shares for which such Option is exercised. The General Partner shall then cause the Operating Partnership to issue such Units to the General Partner, and the Company shall remit payment for such Units to the General Partner, which shall then remit payment to the Operating Partnership, all in accordance with Section 4.2(B) of the Partnership Agreement.
13.3 Termination of Unit Options.
          Upon the termination of an Option, the corresponding Unit Option also shall terminate.
14 GRANT OF RESTRICTED SHARES AND SHARE UNITS
14.1 Restricted Share and Share Unit Awards.
                    (a) The Company Committee and the Management Company Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Applicable Committee may determine, grant Restricted Share and Share Unit Awards under the Plan. Each Restricted Share or Share Unit Award shall be evidenced by a written instrument which shall state the number of Shares covered by the award and the terms and conditions which the Applicable Committee shall have determined with respect to such award. Upon the grant of each Restricted Share Award, subject to Sections 0(d) and 0 hereof, the Company shall cause a certificate representing the Shares covered by the award to be registered in the name of the Holder and to be delivered to the Holder without payment on his part (unless such Shares are newly issued Shares granted under the Company Plan, in which case the Company may require a payment equal to the par value of each Share for each Share issued). The Holder of a Restricted Share Award shall generally have the rights and privileges of a shareholder of the Company with respect to such Shares, including the right to vote and to receive dividends, subject to the restrictions specified in paragraphs (b) and (c) hereof. The Holder of a Share Unit Agreement shall not have the rights or privileges of a shareholder of the Company with respect to any Share Units. A Holder of a Share Unit Award shall have no rights other than those of a general creditor of the Company. The restrictions applicable to a Restricted Share or Share Unit Award shall lapse upon the earliest of the following: (1) the expiration of the

Limitation Period applicable to the Restricted Share or Share Unit Award; (2) the occurrence of an event prescribed by the Applicable Committee which results in the lapse of the restrictions; or (3) such other time as the Applicable Committee may determine.
                         (b) The Applicable Committee shall determine a period of time (“Limitation Period”) during which restrictions shall apply to either the Shares transferred to a Holder with respect to each Restricted Share Award or the Share Units granted to a Holder pursuant to a Share Unit Award. Except as otherwise determined by the Applicable Committee, the Holder may not sell, transfer, assign, pledge or otherwise encumber or dispose of the Shares or Share Units covered by such Restricted Share or Share Unit Award during the Limitation Period applicable with respect to such Restricted Share or Share Unit Award. The Applicable Committee in its discretion may prescribe conditions for the incremental lapse of the preceding restrictions during the Limitation Period, and for the lapse or termination of such restrictions upon the occurrence of certain events before the expiration of the Limitation Period. The Applicable Committee in its discretion also may shorten or terminate the Limitation Period or waive any conditions for the lapse or termination of the restrictions with respect to all or any portion of the Shares or Share Units covered by the Restricted Share or Share Unit Award. The restrictions applicable to a Restricted Share or Share Unit Award shall lapse upon the earliest of the following: (1) the expiration of the Limitation Period applicable to the Restricted Share or Share Unit Award; (2) the occurrence of an event prescribed by the Applicable Committee which results in the lapse of the restrictions; or (3) such other time as the Applicable Committee may determine.
                         (c) The Shares covered by a Restricted Share Award or the Share Units granted pursuant to a Share Unit Agreement shall be forfeited by the Holder upon termination of the Holder’s employment with the Granting Employer (or, in the case of a non-employee trustee of the Company, upon termination of the Holder’s status as a trustee of the Company) for any reason before the occurrence of any of the events described in the last sentence of paragraph (b) hereof. Upon such forfeiture, the Holder of a grant of Restricted Shares shall thereupon immediately transfer the Shares to his or her Granting Employer (or, in the case of a non-employee trustee of the Company, to the Company) without payment by the Granting Employer (or, in the case of a non-employee trustee of the Company, without payment by the Company). If the Granting Employer is not the Company or the Operating Partnership, the Company and the Operating Partnership shall have the right to purchase any such forfeited Shares from such Granting Employer, at a price equal to Fair Market Value, at any time subsequent to such forfeiture.
                         (d) Promptly after the grant of a Restricted Share Award by the Operating Partnership or its general partner, any Affiliate of the Operating Partnership, the Management Company or an Affiliate of the Management Company, such company shall notify the Company of the grant and of the recipient’s name, address and social security number, and shall either (1) pay or cause to be paid to the Company an amount equal to the Fair Market Value of the Shares which are subject to the Restricted Share Award or (2) deliver free and clear of any liens or encumbrances certificates representing outstanding Shares in an amount equivalent to the number of Shares granted.
14.2 Restricted and Share Unit Agreements
          All Restricted Share and Share Unit Awards granted pursuant to the Plan shall be evidenced by Restricted Share and Share Unit Agreements, to be executed by the Granting Employer and by the Holder, in such form or forms as the Applicable Committee shall from time to time determine. Restricted Share and Share Unit Agreements covering Restricted Shares and Share Units granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Restricted Share Agreements shall comply with all terms of the Plan.
14.3 Certificates for Restricted Shares.
          The Applicable Committee may require that the certificates evidencing the grant of a Restricted Share Award hereunder be held in escrow until such restrictions have expired. The Company shall also cause a legend to be placed on such certificates that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions to which the Shares are subject. Upon attainment of the specified objectives and requirements (or, to the extent specified in the grant, the portion of such Shares earned by partial attainment of the objectives and requirements, as applicable), a certificate for the number of Shares with respect to which restrictions have lapsed shall be delivered to the Holder free of restrictions upon submission of the certificate originally issued with respect to such Shares.
14.4 Delivery of Shares Subject to Share Units.
          Upon the expiration or termination of the Limitation Period and the satisfaction of any other conditions set forth in the Share Unit Agreement or the Plan, unless otherwise provided in the Share Unit Agreement, the Company shall cause a certificate representing the applicable Shares subject to the Share Unit Agreement to be registered in the name of the Holder and to be delivered to the Holder free of all restrictions. The Holder shall not have any further rights with regards to a Share Unit once the Share represented by the Share Unit has been delivered.
15 AWARDS OF UNRESTRICTED BONUS SHARES
          The Chief Executive Officer of the Company, on behalf of the Board of Trustees, and the Chief Executive Officer of the Management Company, on behalf of the Board of Directors, may from time to time, as frequently as once a month, subject to the provisions of the Plan, grant up to ten Bonus Shares to such eligible individuals as he or she may designate. Upon the grant of Bonus Shares, the Company, the General Partner or the Management Company, as appropriate, shall cause a certificate representing the Bonus Shares to be registered in the name of the Grantee and delivered to the Grantee. Upon delivery to the Grantee, Bonus Shares shall be deemed validly issued, fully paid, and nonassessable, and the Grantee shall have all the rights of a shareholder with respect to such Bonus Shares.
16 PERFORMANCE CRITERIA
          The right of an Optionee or a Holder to exercise or receive a grant or settlement pursuant to any Option, Restricted Share, Share Unit or Performance Share Agreement and the timing thereof, may be subject to such performance conditions as may be specified by the Applicable Committee. The Applicable Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and it may exercise its discretion to reduce the amounts payable under any Option, Restricted Share, Share Unit or Performance Shares Agreement subject to performance conditions.
17 PERFORMANCE SHARES
17.1 Grant of Performance Shares.
          Subject to the terms and provisions of this Plan, the Applicable Committee, at any time and from time to time, may grant Performance Shares to Grantees in such amounts and upon such terms as the Applicable Committee shall determine.
17.2 Earning of Performance Shares.
          The Applicable Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Shares that will be paid out to the Grantee. Subject to the terms of this Plan, after the applicable performance period has ended, the holder of Performance Shares shall be entitled to receive payout on the value and number of Performance Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
17.3 Form and Timing of Payment of Performance Shares.
          Payment of earned Performance Shares shall be as determined by the Applicable Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Applicable Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares at the close of the applicable performance period, or as soon as practicable after the end of the performance period. Any Shares may be granted subject to any restrictions deemed appropriate by the Applicable Committee. The determination of the Applicable Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
14.4 Termination of Employment.
          Each Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares following termination of the Grantee’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Applicable Committee, shall be included in the Agreement entered into with each Grantee, need not be uniform among all Awards of Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
18 TRANSFERABILITY OF OPTIONS, RESTRICTED SHARES, SHARE UNITS AND PERFORMANCE SHARES
18.1 Transferability of Options.
          During the lifetime of the Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the guardian or legal representative of the Optionee), may exercise the Option, except that the Applicable Committee may, in its discretion, authorize all or a portion of the Option (other than an Incentive Share Option) to be granted to an Optionee on terms which permit transfer by such Optionee during his or her lifetime to Immediate Family Members, a trust or trusts for the exclusive benefit of such Immediate Family Members or a partnership in which such Immediate Family Members are the only partners, provided that the Share Option Agreement pursuant to which such Options are granted is approved by the Applicable Committee and expressly provides for transferability in a manner consistent with this Section 18, in which case such transferees may exercise the Option. Except as noted in the preceding sentence, transfers of Options shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 13 hereof (excluding Sections 0, 0 and 0), the term “Optionee” shall be deemed to refer to the transferee. The events of termination of employment, death and disability set forth in Sections 0, 0 and 0 hereof, respectively, shall continue to be applied with respect to the original Optionee, following which the Options shall be exercisable by the transferee only to the extent and for the periods specified in Section 13. Except as may be provided in the Share Option Agreement, no Option shall be pledged or hypothecated (by law or otherwise) or subject to execution, attachment or similar processes.
18.2 Transferability of Restricted Shares, Share Units and Performance Shares.
          No Restricted Shares, Share Units or Performance Shares shall be assignable or transferable, other than by will or the laws of descent and distribution, before the satisfaction of applicable performance and service requirements with respect to such Restricted Shares, Share Units or Performance Shares, as set forth in the applicable Restricted Share, Share Unit or Performance Share Agreement.

19 USE OF PROCEEDS
          The proceeds received by the Company from the sale of Shares pursuant to Incentive Awards granted under the Plan shall constitute general funds of the Company. As soon as practicable after receipt by the Company of the amount described in Sections 0(a)(i) and 0(d) above, the Company shall contribute an amount of cash equal to such payment to the wholly owned subsidiary that owns its interests in the Operating Partnership, which in turn will contribute such cash to the Operating Partnership, and the Operating Partnership shall issue additional partnership interests to such subsidiary with a value equal to the amount of such contribution.
20 REQUIREMENTS OF LAW
20.1 General.
          The Company shall not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Optionee, the Holder, the Grantee or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Option upon any securities exchange or under any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, the Option may not be exercised in whole or in part unless such listing registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, as applicable, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the 1933 Act, at the time of grant of Restricted Shares or Bonus Shares, or when Restricted Shares or Share Units become vested, or upon the exercise of any Option, unless a registration statement under such Act is in effect with respect to the Shares covered by the Option, the Company shall not be required to sell or issue such Shares unless the Company Committee has received evidence satisfactory to it that the Optionee, Holder or Grantee may acquire such Shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Company Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant thereto, the issuance of Bonus Shares or the issuance of Shares pursuant to a Restricted Share or Share Unit Award to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable or that Shares may not be issued pursuant to a grant of Bonus Shares, Restricted Shares or Share Units unless and until the Shares covered by such Option or grant are registered or are exempt from registration, the exercise of such Option or the issuance of Shares pursuant to such grant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
20.2 Rule 16b-3.
          The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Plan administrators, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board of Trustees may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.
20.3 REIT Qualification.
          The Company shall not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would cause the Company to fail to qualify as a real estate investment trust for

Federal income tax purposes or would result in the Optionee’s, Grantee’s or Holder’s ownership of Shares in violation of the restrictions on ownership and transfer of Shares set forth in the Company’s declaration of trust.
21 AMENDMENT AND TERMINATION OF THE PLAN
          The Board of Trustees may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Incentive Awards have not been granted; provided, however, no amendment that materially affects the terms of Incentive Awards under the Operating Partnership Plan shall be effective with respect to the Operating Partnership Plan without the approval of the Board of Directors of the Operating Partnership, and no amendment that materially affects the terms of Restricted Share, Share Unit or Performance Share Awards under the Management Company Plan shall be effective with respect to the Management Company Plan without the approval of the Board of Directors of the Management Company. The Employer may retain the right in an Agreement to cause a forfeiture of the Options or the Shares or gain realized by a Holder on account of the Optionee or Holder taking actions prohibited by the applicable Agreement. Except as permitted under this Section 21 or Section 22 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Optionee, Grantee or Holder, alter or impair rights or obligations under any Incentive Award theretofore granted under the Plan.
22 EFFECT OF CHANGES IN CAPITALIZATION
22.1 Changes in Shares.
          If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company, in each case on account of any recapitalization, reclassification, Share split, reverse split, combination of Shares, exchange of Shares, Share dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company, occurring after the Effective Date of the Plan, the number and kinds of Shares for the issuance of which Restricted Share, Share Unit or Performance Share Awards or awards of Bonus Shares may be granted and Shares for the acquisition of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of Shares for which Restricted Share, Share Unit or Performance Share Awards or Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Holder of the Restricted Share or Share Unit Awards or Optionee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to Shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per Share.
22.2 Reorganization in Which the Company Is the Surviving Entity.
          Subject to Section 22.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per Share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the Shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in the applicable Restricted Share, Share Unit or Performance Share Agreement, any restrictions that were applicable to any previously granted Restricted Share, Share Unit or Performance Share Award shall apply as well to any replacement shares received by the Holder as a result of such reorganization, merger, or consolidation.

22.3 Reorganization in Which the Company Is Not the Surviving Entity or Sale of Assets or Shares.
          Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board of Trustees that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of securities of the Company (other than the Company or wholly owned subsidiaries of the Company), the Plan and all Options outstanding hereunder shall terminate. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the prior expiration of such Option in accordance with its terms) immediately before the occurrence of such termination and during such period occurring before such termination as the Company Committee in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs. Any exercise of an Option during such period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. The Company Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. Unless provided otherwise in the applicable Restricted Share Agreement or Share Unit Agreement, unvested Restricted Share or Share Unit Awards shall be immediately vested in the case of an event described in this Section 22.3. This Section 22.3 shall not apply to any event described in this Section 22.3 to the extent that provision is made in writing in connection with such event for the assumption or continuation of the Options, Restricted Shares or Share Units theretofore granted, or for the substitution for such Options, Restricted Shares or Share Units for new common stock options and new common stock stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices, in which event the Plan, Options, Restricted Shares and Share Units theretofore granted shall continue in the manner and under the terms so provided.
22.4 Adjustments.
          Adjustments under this Section 22 related to Shares or securities of the Company shall be made by the Company Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional Shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.
22.5 No Limitations on Company.
          The grant of Incentive Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.
23 DISCLAIMER OF RIGHTS
          No provision in the Plan or in any Incentive Award granted or Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of any Employer, or to interfere in any way with any contractual or other right or authority of any Employer either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and such Employer. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Agreement, no Incentive Award granted under the Plan shall be affected by any change of duties or position of the Optionee, Grantee or Holder (including a transfer to or from any Employer), so long as such Optionee, Grantee or Holder continues to be a trustee, director, officer, consultant, employee, or independent contractor (as the case may be) of any Employer (the

“Successor Granting Employer”). The Plan shall in no way be interpreted to require any Employer to transfer any Shares to a third party trustee or otherwise hold any Shares in trust or escrow for any participant or beneficiary under the terms of the Plan.
24 NONEXCLUSIVITY OF THE PLAN
          Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Company, the Operating Partnership or its general partner or the Management Company or any Affiliate of the Operating Partnership or the Management Company to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as such entities in their discretion determine desirable.
25 CAPTIONS
          The use of captions in this Plan or any Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Agreement.
26 WITHHOLDING TAXES
26.1 Withholding.
          The Granting Employer shall have the right to deduct from payments of any kind otherwise due to an Optionee, Grantee or Holder any Federal, state, or local taxes of any kind required by law to be withheld with respect to any Shares issued upon the exercise of an Option, to any Bonus Shares or to the termination of the Limitation Period for Restricted Share, Share Unit or Performance Share Awards. At the time of termination of the Limitation Period, the Holder shall pay to the Granting Employer any amount that the Granting Employer may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Granting Employer, which may be withheld by the Granting Employer (and/or the Successor Granting Employer) in its sole discretion, the Optionee, Grantee or Holder may elect to satisfy such obligations, in whole or in part, (1) by causing such Granting Employer to withhold Shares otherwise issuable pursuant to the Share Unit Agreement or otherwise issuable pursuant to the exercise of an Option or (2) by delivering to such Granting Employer Shares already owned by the Optionee, Grantee or Holder. The Shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligations, determined as of the date that the amount of tax to be withheld is to be determined. An Optionee, Grantee or Holder who has made an election pursuant to this Section 0 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.
26.2 Limitations for Reporting Person.
          Notwithstanding the foregoing, in the case of a Reporting Person, no election to use Shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements under Rule 16b-3(e) or any successor rule under the Exchange Act.
27 OTHER PROVISIONS
          Each Incentive Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Applicable Committee, in its sole discretion.

28 NUMBER AND GENDER
          With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
29 SEVERABILITY
          If any provision of the Plan or any Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
30 GOVERNING LAW
          The validity and construction of this Plan and the instruments evidencing the Incentive Awards granted hereunder shall be governed by the laws of the State of Maryland.
31 SECTION 409A
          To the extent that the Applicable Committee determines that an Optionee, Grantee or Holder would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Code Section 409A as a result of any provision of any grant hereunder, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Applicable Committee shall determine the nature and scope of any such amendment.

* * *
The foregoing Third Amended and Restated Employee Share Option and Restricted Share Plan was approved by the Boar of Trustees on April 26, 2006, and was further amended on July 26, 2006.